                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen, and Robert E. Healing, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities including common stock to be offered and sold in connection with the merger of a wholly owned subsidiary of the Company into Honeywell International Inc. in a transaction that will result in Honeywell International Inc. becoming a wholly owned subsidiary of the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this ninth day of November, 2000.

/s/ JOHN F. WELCH, JR.                                    /s/ KEITH S. SHERIN
John F. Welch, Jr.                                        Keith S. Sherin
Chairman of the Board                                     Senior Vice President
(Principal Executive Officer and                          Finance (Principal Financial Officer)
Director)

                         /s/ PHILIP D. AMEEN
                         ------------------------------
                         Philip D. Ameen
                         Vice President and Comptroller
                         (Principal Accounting Officer)
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                      A MAJORITY OF THE BOARD OF DIRECTORS

/s/ JAMES I. CASH, JR.                                    /s/ SCOTT G. MCNEALY
--------------------------------------                    --------------------------------------
James I. Cash, Jr.                                        Scott G. McNealy
Director                                                  Director

/s/ SILAS S. CATHCART                                     /s/ GERTRUDE G. MICHELSON
--------------------------------------                    --------------------------------------
Silas S. Cathcart                                         Gertrude G. Michelson
Director                                                  Director

/s/ DENNIS D. DAMMERMAN                                   /s/ SAM NUNN
--------------------------------------                    --------------------------------------
Dennis D. Dammerman                                       Sam Nunn
Director                                                  Director

/s/ PAOLO FRESCO
--------------------------------------                    --------------------------------------
Paolo Fresco                                              Roger S. Penske
Director                                                  Director

/s/ ANN M. FUDGE
--------------------------------------                    --------------------------------------
Ann M. Fudge                                              Frank H. T. Rhodes
Director                                                  Director

/s/ CLAUDIO X. GONZALEZ                                   /s/ ANDREW C. SIGLER
--------------------------------------                    --------------------------------------
Claudio X. Gonzalez                                       Andrew C. Sigler
Director                                                  Director

/s/ ANDREA JUNG                                           /s/ DOUGLAS A. WARNER III
--------------------------------------                    --------------------------------------
Andrea Jung                                               Douglas A. Warner III
Director                                                  Director

--------------------------------------                    --------------------------------------
Kenneth G. Langone                                        Robert C. Wright
Director                                                  Director